Exhibit 10.1
SUBSCRIPTION AGREEMENT
     THIS SUBSCRIPTION AGREEMENT (this “Agreement”) by and between Flagstar Bancorp, Inc. (the “Company”), a corporation organized under the laws of the State of Michigan, with its principal offices at 5151 Corporate Drive, Troy, Michigan 48098-2639, and the undersigned subscriber (the “Subscriber”) is made effective as of the date on which the Company accepts this Agreement by executing the acceptance form below.
     WHEREAS, the Company has entered into an Investment Agreement made as of December 17, 2008 with MP Thrift Investments L.P., a Delaware limited partnership (“MP Thrift”), pursuant to which MP Thrift agreed to purchase from the Company 250,000 shares of a series of mandatory convertible participating voting preferred stock, $0.01 par value per share, of the Company (the “Convertible Preferred Stock”), at a purchase price of $1,000 per share, with each share convertible into common stock, par value $0.01 per share, of the Company (the “Common Stock”), at the liquidation preference divided by $0.80 (the “MP Thrift Investment Agreement”);
     WHEREAS, in order to induce MP Thrift to enter into the MP Thrift Investment Agreement, the Subscribers have agreed to purchase shares of Common Stock (the “Management Shares”) for an aggregate purchase price of not less than $4 million and not more than $5 million at a price per Management Purchased Share of $0.80 per share, provided, however, that if the Company does not have sufficient shares of Common Stock available for issuance prior to an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares thereunder, then the Subscribers shall instead purchase an equivalent number shares of Convertible Preferred Stock on an as converted basis as would have been purchased if sufficient shares of Common stock were available for issuance.
     SECTION 1. Subscription for the Management Shares. At the completion of the purchase and sale of the Management Shares (the “Closing”), the Subscriber hereby offers to purchase from the Company, upon the terms and conditions hereinafter set forth,                      shares of Common Stock at a purchase price of $.80 per share (the “Purchase Price”).
     SECTION 2. Acceptance of Subscriptions. Subscriber understands that the Company may accept this offer for all or any portion of the aggregate principal amount subscribed for herein or may reject this subscription without notice, in full or in part, with or without cause. Subscriber understands that the execution and delivery of this Agreement will not constitute an agreement between Subscriber and the Company until this Agreement has been accepted by the Company. The undersigned Subscriber will be notified of the acceptance of this subscription, or its rejection, by the Company.
     SECTION 3. Delivery of the Shares at the Closing. At the Closing, the Subscriber shall deliver, in immediately available funds, the full amount of the Purchase Price for the Management Shares being subscribed for hereunder to an account designated by the Company and the Company will issue                      shares of Common Stock sold in the offering against

receipt of subscription funds from Subscribers. Such shares will bear an appropriate legend referring to the fact that the Management Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) thereof and Rule 506 thereunder. The Management Shares, along with a copy of this Agreement accepted by the Company, will be delivered to Subscriber within five business days of the Closing.
     SECTION 4. Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents and warrants to, and covenants with, the Company that:
     4.1 Experience. (i) The Subscriber is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Management Shares, including investments in securities issued by the Company and comparable entities, has the ability to bear the economic risks of an investment in the Management Shares and has reviewed carefully the information provided by the Company to the Subscriber in connection with this Agreement and the purchase of the Management Shares hereunder, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Management Shares; (ii) the Subscriber is acquiring the number of Management Shares set forth in Section 2.1 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Management Shares or any arrangement or understanding with any other persons regarding the distribution of such Management Shares (this representation and warranty not limiting the Subscriber’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”)); and (iii) the Subscriber will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Management Shares, nor will the Subscriber engage in any short sale that results in a disposition of any of the Management Shares by the Subscriber, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws.
     4.2 Reliance on Exemptions. The Subscriber understands that the Management Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Management Shares.
     4.3 Investment Decision. The Subscriber understands that nothing in this Agreement or any other materials presented to the Subscriber in connection with the purchase and sale of the Management Shares, constitutes legal, tax or investment advice. The Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Management Shares.
     4.4 Risk of Loss. The Subscriber understands that its investment in the Management Shares involves a significant degree of risk, including a risk of total loss of the Subscriber’s investment, and the Subscriber has full cognizance of and understands all of the risk factors related to the Subscriber’s purchase of the Securities. The Subscriber understands that the market price of the Common Stock has been volatile, and that no representation is being made as to the future value of the Management Shares.
     4.5 Legend. The Subscriber understands that, until such time as the Registration Statement has been declared effective or the Management Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Management Shares will bear a restrictive legend in substantially the following form:
“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”
     4.6 Transfer Restrictions. Consistent with the legend set forth in Section 3.5, the Management Shares may only be disposed of in compliance with state and federal securities laws.
     SECTION 5. Termination of the Offering. The offering of the Management Shares can be terminated at any time by the Company regardless of whether this Agreement has theretofore been accepted by the Company. In the event of termination of this offering, the amount paid for the Management Shares previously remitted by Subscriber, without interest thereon, will be promptly refunded to Subscriber and this Agreement, and the parties’ obligations hereunder, shall terminate.
     SECTION 6. Subscription Irrevocable. This Agreement and the subscription for the Management Shares hereby shall be irrevocable after delivery to the Company.
     SECTION 7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Flagstar Bancorp, Inc.
5151 Corporate Drive,
Troy, Michigan 48098-2639
Attention: Mr. Paul Borja
Facsimile: (248) 312-6833
E-mail: paul.borja@flagstar.com

with a copy to:

Kutak Rock LLP
1101 Connecticut Avenue, N.W.
Suite 1000
Washington, DC 20036-4374
Attention: Jeremy Johnson, Esq.
Facsimile: (202) 828-2488
E-mail: jeremy.johnson@KutakRock.com
     or to such other person at such other place as the Company shall designate to the Subscriber in writing; and
          (b) if to a Subscriber, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.
     SECTION 8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Subscribers. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon each holder of any Management Shares purchased under this Agreement at the time outstanding, each future holder of all such Management Shares, and the Company.
     SECTION 9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
     SECTION 10. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
     SECTION 11. Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties. The Company and the Subscribers each submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The Company and the Subscribers each irrevocably waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.
     SECTION 12. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.
     SECTION 13. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscribers make any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.
     SECTION 14. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.
[Remainder of Page Left Intentionally Blank]

     SECTION 15. Subscriber Information. As a material inducement to the Company to issue a Management Share to Subscriber, Subscriber represents and warrants to the Company that the following information is true and correct in all material respects:

Name(s):

Tax Identification or
Social Security Number(s):

State of Formation or
Residency

Mailing Address:

Telephone:	( )

Facsimile:	( )

e-mail:

     The Management Shares should be issued in the following name or names:
     If in more than one name, title to the Units should be registered in such names as:
     ___ Joint Tenants with Right of Survivorship
     ___ Tenants in Common
     ___ Husband and Wife, as Community Property

     The undersigned certifies that the undersigned is:
     ___ An “accredited investor” because the undersigned:
     ___ is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000; or
     ___ is a natural person who had an individual income in excess of $200,000 in each of the two (2) most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or
     ___ is a director or executive officer of the Company; or
     ___ is a corporation, partnership, limited liability company, Massachusetts or similar business trust, organization described Section 501(c)(3) of the Internal Revenue Code of 1986, or other form of business entity, that (i) has not been formed for the specific purpose of acquiring Units and (ii) has total assets in excess of $5,000,000; or
     ___ is a bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; or
     ___ is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or
     ___ is an insurance company as defined in Section 2(13) of the Act; or
     ___ is an investment company registered under the Investment Company Act of 1940, a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
     ___ is an entity in which all of the equity owners are accredited investors.
     ___ Not an “accredited investor.”

FLAGSTAR BANCORP, INC.
Signature Page to Subscription Agreement

Individuals:	Entities:

Name of Individual (Please Print)	Name of Entity (Please Print)

Signature of Individual	Name and Title of Officer (Please Print)

Name of Individual (for joint tenants)	Signature of Officer
(Please Print)

Signature of Individual (for joint tenants)

Dated: , 2008	Dated: , 2008
ACCEPTANCE BY COMPANY
     This Agreement has been accepted by the Company as of the date set forth below.

ACCEPTED BY: FLAGSTAR BANCORP, INC.
By:
Title:
Date: